Exhibit 10.(g)


                            DIRECTOR AND OFFICER
                         INDEMNIFICATION AGREEMENT


          AGREEMENT entered into as of March 3, 1995 between Walter

Industries, Inc. (formerly known as Hillsborough Holdings Corporation), a

Delaware corporation ("WII" or "Indemnitor"), and the persons listed on the signature pages hereto (each, an "Indemnitee" and, collectively,

"Indemnitees").

          WHEREAS, on December 27, 1989 (the "Filing Date"), WII and

thirty-one of its affiliates each filed petitions for reorganization under

Chapter 11, Sec. 301 of the Bankruptcy Code (the "Code"), and on December 3,

1990 JW Resources, Inc., an additional affiliate of WII, also filed a petition for reorganization under Chapter 11, Sec. 301 of the Code

(collectively, the "Debtors"); and

          WHEREAS, since the Filing Date, the Debtors have continued in the management and possession of their businesses and properties as debtors-in-possession pursuant to Sec.Sec. 1107 and 1108 of the Code and pursuant to an order of the United States Bankruptcy Court for the Middle

District of Florida (Tampa Division); and

          WHEREAS, there is now a plan of reorganization supported and proposed by the Debtors, WII's largest stockholder, the Official

Bondholders Committee, the Official Committee of General Unsecured

Creditors, Lehman Brothers Inc., AIF II, L.P., certain affiliates of AIF

II, L.P., and certain accounts managed or controlled by such affiliates,

and the Ad Hoc Committee of Pre-LBO Bondholders; and

          WHEREAS, a hearing to consider confirmation of the Amended Joint

Plan of Reorganization dated as of December 9, 1994 (the "Consensual Plan")

is scheduled to commence on March 1, 1995, and it is anticipated that the

Consensual Plan will be consummated by no later than March 31, 1995; and

          WHEREAS, Sec. 10.1 of the Consensual Plan sets forth the conditions precedent to confirmation of the Consensual Plan, which conditions must be satisfied or waived prior to March 1, 1995, and one of the conditions of confirmation is that the Debtors are required to execute certain

Reorganization Documents (as defined in the Consensual Plan), including an indemnification agreement between WII, on the one hand, and the directors and certain officers thereof, on the other (the "Agreement"); and

          WHEREAS, it is essential to Indemnitor to retain and attract as directors and officers the most capable persons available; and

          WHEREAS, various Indemnitees are current or former directors and/or officers of the Indemnitor or certain of its direct or indirect subsidiaries; and

          WHEREAS, the Indemnitor and Indemnitees recognize the increased risk of litigation and other claims being asserted against directors and officers of corporations in today's environment; and

          WHEREAS, Article III of the current By-Laws of WII (the

"By-Laws"), as well as Section 7 of Article Third of the proposed Restated

Certificate of Incorporation of WII (the "Certificate of

Incorporation"), provide for the indemnification of any current or former director, officer, employee or agent of the Corporation to the fullest extent permitted by applicable law (including the advancement of defense expenses as incurred) in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of the

Corporation, or otherwise; and

          WHEREAS, in recognition of Indemnitees' need for substantial protection against personal liability in order to enhance Indemnitees'

continued service to the Indemnitor in an effective manner and as an inducement to Indemnitees to continue to serve as directors and/or officers;

and to provide Indemnitees with specific contractual assurance that the maximum protection permitted by applicable law will be available to

Indemnitees (in addition to, among other things, any indemnification provision in the Certificate of Incorporation or By-Laws and notwithstanding any change in the composition of Indemnitor's Board of Directors, any amendment to the Certificate of Incorporation or By-Laws or any acquisition involving WII), Indemnitor wishes to provide in this Agreement for the indemnification of and the advancing of Expenses (as defined in paragraph

1(j) hereof) to Indemnitees to the fullest extent permitted by applicable law; and to the extent insurance is maintained, for the continued coverage of Indemnitees under any of Indemnitor's directors' and officers' liability insurance policies.

          NOW, THEREFORE, in consideration of the premises and of each

Indemnitee continuing to serve Indemnitor directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   INDEMNIFICATION
     ---------------

          Indemnitor hereby agrees to indemnify each Indemnitee as follows:

          (a)  Indemnity in Third-Party Proceedings.  Indemnitor shall
               ------------------------------------

indemnify an Indemnitee in accordance with the provisions of this section if such Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding (as defined in paragraph 1(j) hereof)

(other than a Proceeding by or in the name of Indemnitor to procure a judgment in its favor) against all Expenses, judgments, fines, penalties and amounts paid in settlement (including, without limitation, all losses,

claims, damages, fees, interest, expenses, liabilities and actions)

actually and reasonably incurred by such Indemnitee in connection with the defense or settlement of such Proceeding, but only if such Indemnitee acted in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of Indemnitor and, in the case of a criminal action or proceeding, in addition, had no reasonable cause to believe that his or her conduct was unlawful.  The termination of any such

Proceeding by judgment, order of court, settlement, conviction, or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that such Indemnitee did not act in the best interests of

Indemnitor, and, with
respect to any criminal Proceeding, that such person had reasonable cause to believe that his or her conduct was unlawful.

          (b)  Indemnity in Proceedings by or in the Name of Indemnitor.
               --------------------------------------------------------

Indemnitor shall indemnify an Indemnitee in accordance with the provisions of this section if such Indemnitee is a party to or threatened to be made a party to or otherwise involved in any Proceeding by or in the name of

Indemnitor to procure a judgment in its favor against all Expenses actually and reasonably incurred by such Indemnitee in connection with the defense or settlement of such Proceeding, but only if such Indemnitee acted in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of Indemnitor, except that no indemnification for Expenses shall be made under this paragraph 1(b) in respect of any claim, issue or matter as to which such Indemnitee shall have been adjudged to be liable to Indemnitor, unless and only to the extent that the Delaware Court of Chancery or any court in which such Proceeding is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

          (c)  Indemnification of Expenses.  Notwithstanding any other
               ---------------------------

provisions of this paragraph 1, to the extent that an Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or
matter therein, including the dismissal of all actions without prejudice,

such Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith.

          (d)  Advance of Expenses.  The Expenses incurred by an Indemnitee
               -------------------

pursuant to paragraphs l(a) and (b) in any Proceeding shall be paid by

Indemnitor in advance of the final disposition of such Proceeding at the written request of such Indemnitee, provided that Indemnitor shall receive
                                    --------

from such Indemnitee an undertaking, in writing, to repay such amount to the extent that it is ultimately determined that such Indemnitee is not entitled to indemnification.

          (e)  Right of Indemnitees to Indemnification Upon Application;
               ---------------------------------------------------------

Procedure Upon Application.  Amy indemnification or advance under paragraph
--------------------------

1(a), (b) or (d) hereof shall be made no later than fifteen (15) days after receipt of the written request of the Indemnitee, but any such indemnification or advance shall be made only in the event of a determination within said 15-day period by (a) the Board of Directors of

Indemnitor by a majority vote of the directors who were not parties to such

Proceeding, even if less than a quorum, or (b) if there are no such directors, or if such directors so direct, independent legal counsel (who may be the outside counsel regularly employed by Indemnitor) in a written opinion, or (a) the Indemnitor's stockholders, that such Indemnitee has met the relevant standards for indemnification sat forth in paragraphs 1(a) and

(b).

          (f)  Procedural Matters.  The right to indemnification or
               ------------------

advances as provided by this paragraph 1 shall be enforceable by

Indemnitees in the Delaware Court of Chancery.  The burden of proving that indemnification or advances are not appropriate shall be on Indemnitor.

Neither the failure of Indemnitor (including its Board of Directors,

independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification or advances are proper in the circumstances because an Indemnitee has met the applicable standard of conduct, nor an actual determination by Indemnitor

(including its Board of Directors, independent legal counsel or stockholders) that an Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that such

Indemnitee has not met the applicable standard of conduct.  An Indemnitee's

Expenses incurred in connection with successfully establishing his or her rights to indemnification or advances, in whole or in part, in any such

Proceeding, shall also be indemnified by Indemnitor.

          (g)  Non-exclusivity, Etc.  The rights of Indemnitees hereunder
               --------------------

shall be in addition to any other rights Indemnitees may have under the

Certificate of Incorporation, By-Laws or the applicable laws of the State of Delaware, by contract, agreement or otherwise, and nothing herein shall he deemed to diminish, limit, or otherwise restrict Indemnitees' rights to indemnification thereunder.  It is the intent of this paragraph 1 to provide the maximum indemnification possible under applicable law. In the event of any conflict or inconsistency between the provisions of this paragraph 1 and the Certificate of Incorporation and/or By-Laws of

the Indemnitor, the provisions of this paragraph 1 shall control to the extent that the provisions hereof afford broader indemnification.  To the extent applicable law, the Certificate of Incorporation, or the By-Laws, as

in effect on the date hereof or at any time in the future, permit greater indemnification than provided for in this paragraph 1, the parties hereto agree that Indemnitees shall enjoy by this paragraph 1 the greater benefits so afforded by such law or provision of the Certificate of Incorporation or

By-Laws.  An Indemnitee may elect to have such Indemnitee's rights hereunder interpreted on the basis of the applicable law in effect at the time of execution of this Agreement, at the time of the occurrence of conduct giving rise to the claim against such Indemnitee, or at the time indemnification is sought.  In the event any one or more of the provisions of this paragraph 1 should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          (h)  Partial Indemnification.  If an Indemnitee is entitled under
               -----------------------

any provision of this paragraph 1 to indemnification by Indemnitor for some or a portion of the Expenses, judgments, fines or penalties incurred by such Indemnitee in the investigation, defense, appeal or settlement of any Proceeding but not, however, for the total amount thereof, Indemnitor shall nevertheless indemnify such Indemnitee for the portion of such

Expenses, judgments, fines or penalties to which such Indemnitee is entitled.

          (i)  Liability Insurance.  To the extent Indemnitor maintains, on
               -------------------

its own behalf and an behalf of its subsidiaries, at any time, an insurance policy or policies providing directors' and officers' liability insurance,

each Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for other directors or officers under such insurance policy.  The purchase and maintenance of such insurance shall not in any way limit or affect the rights and obligations of the parties hereto, and the execution and delivery of this Agreement shall not in any way be construed to limit or affect the rights and obligations of WII and its subsidiaries and/or of the other parties under any such insurance policy.

          (j)  Definitions. As used in paragraph 1:
               -----------

               (i)  The term "Proceeding" shall include any threatened,

          pending or completed action, suit, proceeding, arbitration,

          alternate dispute resolution mechanism or any inquiry or

          investigation, whether brought in the name of Indemnitor or any of its subsidiaries, or otherwise, and whether of civil,

          criminal, administrative or investigative nature, including, but not limited to, an action by or in the
          right of any corporation of any type or kind, domestic or

          foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, whether predicated on foreign,

          federal, state or local law and whether formal or informal, and any action, suit, proceeding, arbitration, alternate dispute resolution mechanism or any inquiry or investigation, brought under and/or predicated upon the Securities Act of 1933, as amended (the "Securities Act"), and/or the Securities Exchange

          Act of 1934, as amended, and/or their respective state

          counterparts and/or any rule or regulation promulgated

          thereunder, and whether such action, suit, proceeding,

          arbitration, alternate dispute resolution mechanism, inquiry or investigation commenced on, before or after the date hereof, in which an Indemnitee may be or may have been involved as a party or otherwise, by reason of any action taken by such Indemnitee or any inaction on such Indemnitee's part, whether occurring on,

          before or after the date hereof, while acting as a director and/or officer of the Indemnitor or by reason of the fact that such Indemnitee is or was serving as a director, officer,

          employee, or agent of Indemnitor or, at the request of

          Indemnitor, and/or any of its subsidiaries, as a director,

          officer, employee or agent of another corporation, partnership,

          joint venture, trust or other
          enterprise, whether or not or such Indemnitee is serving in such capacity at the time any liability or Expenses are incurred for which indemnification or reimbursement can be provided under this paragraph 1.

              (ii)  The term "Expenses" includes, without limitation

          thereto, expenses of investigations, judicial or administrative proceedings or appeals, including preparation to defend or be a witness in any of the foregoing, amounts paid in settlement by or on behalf of an Indemnitee, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under this paragraph 1, but shall not include the amount of judgments,

          fines or penalties actually levied against an Indemnitee.

             (iii)  References to "other enterprise" shall include

          Indemnitor benefit plans; references to "fines," shall include an excise tax assessed with respect to any employee benefit plan;

          references to "serving at the request of Indemnitor" shall include any service as directors, officers, employees or agents of Indemnitor which imposes duties on, or involves services by,

          such directors, officers, employees, or agents with respect to an employee benefit plan, its participants, or beneficiaries, and a person who acts in good faith and in a manner he or she

          reasonably believes to be in the interest of the participants and beneficiaries of an
          employee benefit plan shall be deemed to have acted in a manner

          "not opposed to the best interests of Indemnitor" as referred to in this paragraph 1.

          2.   MISCELLANEOUS.
               -------------

          (a)  No Construction as Employment Agreement.  Nothing
               ---------------------------------------

contained herein shall be construed as giving an Indemnitee any right to be retained in the employ of Indemnitor or any of its subsidiaries.

          (b)  Amendments.  No supplement, modification or amendment of
               ----------

this Agreement shall be binding unless executed in writing by the parties hereto.

          (c)  Subrogation.  In the event of payment under this Agreement,
               -----------

Indemnitor shall be subrogated to the extent of such payment to all of the rights of recovery of an Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights,

including the execution of such documents necessary to enable Indemnitor effectively to bring suit to enforce such rights.

          (d)  No Duplication of Payments.  Indemnitor will not be liable
               --------------------------

under this Agreement to make any payment in connection with any claim made against an Indemnitee to the extent such Indemnitee has otherwise actually received payment (under any insurance policy, the Certificate of

Incorporation or By Laws or otherwise) of the amounts otherwise indemnifiable hereunder.

          (e)  Severability. The provisions of this Agreement will be
               ------------

severable in the event that any of the provisions hereof

(including any provision within a single section, paragraph or sentence)

are hold by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.  Furthermore, to the fullest extent possible, the provisions of this Agreement (including,

without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

          (f)  Notwithstanding anything to the contrary contained herein,

nothing in this Agreement shall modify substantive indemnification rights in existence prior to the date of this Agreement with respect to occurrences prior to the effective date of the Consensual Plan.

          (g)  Notices.  Any notice or other communication provided for in
               -------

this Agreement or contemplated hereby shall be sufficiently given if given in writing and delivered by certified mail, return receipt requested, and addressed in the case of Indemnitor, to WII at 1500 North Dale Mabry

Highway, Tampa, Florida 33607, Attention:  Secretary; and, in the case of an Indemnitee, to such Indemnitee at his or her address as it appears in the corporate records of Indemnitor.  Either party may designate a different address by giving notice of change of address in the manner provided above.

          (h)  Waiver.  No waiver or modification in whole or in part of
               ------

this Agreement, or any term or condition hereof, shall be effective against any party unless in writing and duly signed by the party sought to be bound.  Any waiver of any breach of any provision hereof or any right or power by any party on one occasion shall not be construed as a waiver of,

or a bar to, the exercise of such right or power on any other occasion or as a waiver of any subsequent breach.

          (i)  Binding Effect; Successors.  This Agreement shall be binding
               --------------------------

upon and shall inure to the benefit of Indemnitor and each Indemnitee and their respective heirs, legal representatives, successors and assigns.  If

Indemnitor, or any of its subsidiaries, shall be merged into or consolidated with another entity, the provisions of this Agreement shall be binding upon and inure to the benefit of the entity surviving such merger or resulting from such consolidation.  Indemnitor will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of

Indemnitor or stock of any subsidiary, by agreement in form and substance satisfactory to Indemnitees, to expressly assume and agree to perform this

Agreement in the same manner and to the same extent that Indemnitor would be required to perform it if no such succession or sale had taken place.

The provisions of this paragraph shall continue to apply to each subsequent employer of each Indemnitee hereunder in the event of any subsequent merger, consolidation or transfer of assets of such subsequent employer.

          (j)  Governing Law.  This Agreement shall be construed and
               -------------

interpreted in accordance with the laws of the State of Delaware and without regard to the conflict of law principles thereof.

          (k)  This Agreement may be executed in as many counterparts as are necessary, each of which shall be deemed an original.



                     [Signature pages follow this page]

          IN WITNESS WHEREOF, THE PARTIES hereto have executed this Agreement effective as of the day and year first above written.


                                             INDEMNITOR:

                                             Walter Industries, Inc.


                                             By: /s/ Kenneth J. Matlock
                                                 ----------------------


                                             Title: Executive Vice President
                                                    ------------------------







                                             INDEMNITEES:


                                             /s/ James W. Walter
                                             ------------------------------
                                             James W. Walter


                                             /s/ G. Robert Durham
                                             ------------------------------
                                             G. Robert Durham


                                             /s/ Perry Golkin
                                             -----------------------------
                                             Perry Golkin

                                             /s/ Henry R. Kravis
                                             -----------------------------
                                             Henry R. Kravis




                                             /s/ Kenneth J. Matlock
                                             -----------------------------
                                             Kenneth J. Matlock




                                             /s/ Paul E. Raether
                                             -----------------------------
                                             Paul E. Raether




                                             /s/ George R. Roberts
                                             ------------------------------
                                             George R. Roberts




                                             /s/ Michael T. Tokarz
                                             ------------------------------
                                             Michael T. Tokarz




                                             /s/ Robert W. Michael
                                             ------------------------------
                                             Robert W. Michael




                                             /s/ William N. Temple
                                             ------------------------------
                                             William N. Temple




                                             /s/ William H. Weldon
                                             ------------------------------
                                             William H. Weldon

                                             /s/ Donald M. Kurucz
                                             ------------------------------
                                             Donald M. Kurucz




                                             /s/ David L. Townsend
                                             ------------------------------
                                             David L. Townsend




                                             /s/ John F. Turbiville
                                             ------------------------------
                                             John F. Turbiville




                                             /s/ Frank A. Hult
                                             ------------------------------
                                             Frank A. Hult




                                             /s/ William Kendall Baker
                                             ------------------------------
                                             William Kendall Baker




                                             /s/ Stephen H. Foxworth
                                             ------------------------------
                                             Stephen H. Foxworth




                                             /s/ S. Louise Russell
                                             ------------------------------
                                             S. Louise Russell

                                             /s/ Mary C. Snow
                                             -----------------------------
                                             Mary C. Snow




                                             /s/ Joseph W. Spransy
                                             -----------------------------
                                             Joseph W. Spransy




                                             /s/ Thomas G. Ketcham
                                             ------------------------------
                                             Thomas G. Ketcham




                                             /s/ Dana A. Snyder
                                             ------------------------------
                                             Dana A. Snyder




                                             /s/ L. M. Voss
                                             ------------------------------
                                             L. M. Voss




                                             /s/ Roger A. Crabb
                                             ------------------------------
                                             Roger A. Crabb




                                             /s/ David Engebretson
                                             ------------------------------
                                             David Engebretson

                                             /s/ R. E. Rudolph
                                             ------------------------------
                                             R. E. Rudolph




                                             /s/ Richard E. Almy
                                             ------------------------------
                                             Richard E. Almy




                                             /s/ Russell F. Penley
                                             ------------------------------
                                             Russell F. Penley




                                             /s/ Bobby J. Proctor
                                             ------------------------------
                                             Bobby J. Proctor




                                             /s/ Roger W. Wilson
                                             ------------------------------
                                             Roger W. Wilson




                                             /s/ Edmund W. Lanctot, Jr.
                                             -----------------------------
                                             Edmund W. Lanctot, Jr.




                                             /s/ Lee Houlditch
                                             ------------------------------
                                             Lee Houlditch




                                             /s/ M. M. Wade
                                             ------------------------------
                                             M. M. Wade

                                             /s/ W. M. Lammons
                                             ------------------------------
                                             W. M. Lammons




                                             /s/ Sam P. Bullara, Jr.
                                             ------------------------------
                                             Sam P. Bullara, Jr.




                                             /s/ D. Wayne Hornsby
                                             ------------------------------
                                             D. Wayne Hornsby




                                             /s/ Michael Roberts
                                             ------------------------------
                                             Michael Roberts




                                             /s/ Leo Almerico
                                             ------------------------------
                                             Leo Almerico




                                             /s/ Ronald K. Achille
                                             ------------------------------
                                             Ronald K. Achille




                                             /s/ B. Craig Calhoun
                                             ------------------------------
                                             B. Craig Calhoun




                                             /s/ H. R. Clarkson
                                             ------------------------------
                                             H. R. Clarkson

                                             /s/ Daisy B. Collins
                                             ------------------------------
                                             Daisy B. Collins




                                             /s/ Joseph P. Richardson, Jr.
                                             ------------------------------
                                             Joseph P. Richardson, Jr.




                                             /s/ Sam J. Salario
                                             ------------------------------
                                             Sam J. Salario




                                             /s/ Richard A. Ward
                                             ------------------------------
                                             Richard A. Ward




                                             /s/ N. J. Padron
                                             ------------------------------
                                             N. J. Padron




                                             /s/ William Carr
                                             ------------------------------
                                             William Carr




                                             /s/s James M. Sims
                                             ------------------------------
                                             James M. Sims

                                             /s/ Bonnie Doyne
                                             ------------------------------
                                             Bonnie Doyne




                                             /s/ R. Lee Vinzant
                                             ------------------------------
                                             R. Lee Vinzant




                                             /s/ Robert N. McCulley
                                             ------------------------------
                                             Robert N. McCulley




                                             /s/ Harold Bailey
                                             ------------------------------
                                             Harold Bailey




                                             /s/ E. J. Mize, Jr.
                                             ------------------------------
                                             E. J. Mize, Jr.




                                             /s/ L. O. Bailey
                                             ------------------------------
                                             L. O. Bailey




                                             /s/ L. R. Knowles
                                             ------------------------------
                                             L. R. Knowles




                                             /s/ William E. Fleck
                                             ------------------------------
                                             William E. Fleck

                                             /s/ H. L. Ranson
                                             ------------------------------
                                             H. L. Ranson




                                             /s/ Michael Roper
                                             ------------------------------
                                             Michael Roper




                                             /s/ David M. Vestal, Sr.
                                             ------------------------------
                                             David M. Vestal, Sr.




                                             /s/ Clyde Wells
                                             ------------------------------
                                             Clyde Wells




                                             /s/ Keith Shope
                                             ------------------------------
                                             Keith Shope




                                             /s/ Elliot M. Fried
                                             ------------------------------
                                             Elliot M. Fried




                                             /s/ Howard L. Clark, Jr.
                                             ------------------------------
                                             Howard L. Clark, Jr.

                                             /s/ Robert I. Shapiro
                                             ------------------------------
                                             Robert I. Shapiro




                                             /s/ James B. Farley
                                             ------------------------------
                                             James B. Farley




                                             /s/ James L. Johnson
                                             ------------------------------
                                             James L. Johnson

















































                                     25